UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02633

FIRST VARIABLE RATE FUND FOR GOVERNMENT INCOME
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Six months ended June 30, 2009

Item 1. Report to Stockholders.


CALVERT FIRST GOVERNMENT MONEY MARKET FUND

Semi-Annual Report
June 30, 2009

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TABLE
OF CONTENTS

2	President's Letter
5	Portfolio Management Discussion
8	Shareholder Expense Example
10	Statement of Net Assets
14	Statement of Operations
15	Statements of Changes in Net Assets
17	Notes to Financial Statements
23	Financial Highlights
27	Explanation of Financial Tables
29	Proxy Voting
29	Availability of Quarterly Portfolio Holdings

Dear Shareholder:

The six months ended June 30, 2009 was a period of marked contrasts in the financial markets. The year began with markets worldwide moving lower as the fallout from the credit crisis and economic malaise continued across all parts of the globe. In the U.S., growing unemployment and bleak economic data drove stock prices down and Treasuries remained a safe haven for investors. By late March, however, things began to turn around. Investors gained confidence, encouraged by the "green shoots" in newly released economic data and the perceived success of U.S. government stimulus and monetary policies. Believing that a Depression-type scenario had been averted, investors shook off their risk aversion in June, fueling big second-quarter rallies in stocks, commodities, and many sectors of the bond market.

Volatility Reshapes the Fixed-Income Markets

During the first quarter of 2009, investors began to slowly gain confidence in non-Treasury sectors of the bond market, including municipal bonds and corporate debt. By the end of June, investors had increasingly abandoned the "safe haven" areas of the market, including U.S. Treasuries. Total returns for corporate and high-yield bonds rebounded from their 2008 lows, while Treasuries slumped. In the municipal market, worries continued over the credit quality of state and local governments, as highlighted by the woes of the state of California.

This shifting scenario presented both challenges and opportunities for Calvert's fixed-income funds, depending on their investment strategies. The tax-exempt funds struggled versus their benchmark indexes due to their short relative duration and higher credit quality. (Duration measures a portfolio's sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in price for a given change in interest rates.) During the six-month period, lower-quality securities outperformed higher-quality issues. The shape of the municipal yield curve provided longer-maturity securities with a significant yield advantage over shorter maturities and municipal rates in general slipped in the period, benefiting long durations in general. The money market funds produced returns close to their benchmarks, although absolute yield levels throughout the money market industry were at historic lows.

Cautious Optimism as Economic Headwinds Remain

The stress that has gripped the economy and financial markets since last September after the failure of Lehman Brothers has somewhat dissipated and a measure of investor confidence has been restored. In our view, the worst of the recession is likely behind us, but economic recovery will be uneven and staggered, with continuing market volatility.

Looking ahead, however, significant uncertainty remains. The national economies around the world remain noticeably weak, facing strong headwinds from high unemployment rates, constrained business growth, and a still-faltering housing market. In the U.S., consumers, the engine of economic growth, have put the brakes on spending, which is a positive for the long-term health of the economy but detrimental to short-term growth.

Fortunately, in our view, government intervention to shore up the financial system and reinvigorate the economy has begun to take hold. With concerted action on the home front, and the type of global cooperation signified at the April G20 meeting of the heads of government from 19 nations and the European Union, we believe our financial systems will recover--slowly, and with new financial oversight, transparency, and regulations in place.

Confidence in Calvert Funds

We believe that in recent months, shifts in the fixed-income investment landscape have created significant opportunities for bond investors across a wide range of sectors and maturities. However, we also expect that fixed-income markets will continue to be volatile and that the level of defaults could increase, underscoring the importance of rigorous credit research and security selection.

In December 2008, Calvert became the investment advisor to Calvert High Yield Bond Fund and Calvert Short-Term Government Fund, which are portfolios formerly managed by Summit Investment Partners. In addition, on December 31, 2008, we launched Calvert Government Fund. We look forward to managing these Funds, which will give Calvert investors more ways to diversity their bond fund allocations.

In addition, as of July 31, we welcome shareholders of Calvert Tax-Free Reserves (CTFR) Limited-Term Portfolio, CTFR Vermont Municipal Portfolio, and Calvert National Municipal Intermediate Fund to Calvert Tax-Free Bond Fund (formerly known as CTFR Long-Term Portfolio). This reorganization will give our tax-exempt fund managers more flexibility in terms of municipal investment universe and duration of holdings, allowing them to more easily optimize returns along the yield curve in any market environment.

Consult with Your Financial Advisor

If you're concerned about how to navigate the current market environment, talk with your financial advisor about whether your allocation to bonds is appropriate and well-diversified, given your goals, time horizon, and attitude toward risk.

We also encourage you to visit our newly enhanced Web site, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals. We are committed to continuing our efforts to identify opportunities that emerge in the fixed-income markets while we seek to meet our investors' long-term goals for stability and income. As always, we appreciate your business and hope to continue to serve you in the months and years to come.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
July 2009

For more complete information on any Calvert Fund, call your advisor or visit our Web site for a prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Past performance is no guarantee of future results. Please keep in mind investment in mutual funds involves risk, including possible loss of principal invested.

Investment Climate

The first half of 2009 was a tale of two quarters. A steady stream of poor economic data throughout most of the first quarter--including monthly employment data which showed that over 2 million non-farm jobs1 had been shed during the quarter--undermined investors' fragile confidence and made the consensus economic outlook even gloomier.2 By early March, stocks had sunk to a new low and the difference in yields between bonds of high and low credit quality had widened significantly.

To quell the rising fear, the Federal Reserve (Fed) expanded its program to buy back government securities and ramped up its efforts to increase the flow of credit to businesses and consumers. The Obama administration also announced an ambitious program to restore the health of financial institutions by ridding them of toxic assets--again, in the hopes of freeing up credit for consumers.

By the end of March, most sectors of the fixed-income market started to recover--including the municipal bond market. Money market liquidity in general continued to improve throughout the quarter.

Improvement in the economic outlook and market conditions accelerated rapidly in the second quarter. A combination of better economic data, such as improving consumer confidence, and encouraging news about the stability of major financial institutions fueled big rallies in stocks, commodities, and corporate bonds. The consensus forecast for the pace of economic growth in 2009 steadily improved from the March low. Expectations for the pace of headline inflation picked up as well--from near zero percent to a modest 1.3% pace by year-end.

The fixed-income sectors (e.g. high-yield bonds and asset-backed securities) that had been most frozen thawed significantly. Also, the new Build America Bonds program (created in the economic stimulus bill enacted earlier this year) spurred the issuance of billions of dollars in new municipal bonds for capital projects, which helped drive average municipal yields down by almost half a percentage point.3

All these new federal initiatives required the Treasury Department to massively increase its borrowing. As a result, longer Treasury rates increased sharply over the first half of the year, with the 10-year Treasury yield rising 1.28 percentage points.4 On the other hand, short-term Treasury yields hovered around the near-zero-percent federal funds rate.

Outlook

We believe the worst of the recession has passed and that the economy is set to stabilize and improve a bit in the second half of 2009. However, it is likely the pace of economic growth will be uneven since the economy remains heavily dependent on government support to boost household spending. Furthermore, markets are likely to fluctuate as expectations change about the economic outlook and financial markets and new federal policies unfold. As such, we expect market volatility to remain above average a while longer.

Looking ahead, we think the Fed will maintain its current monetary and credit policies, perhaps well into next year. However, the Fed's policies of pumping out money to spur lending and stimulate the economy may increase the risk of inflation down the road.

While Treasury yields have climbed significantly from the near-record lows of December 2008, we believe they still have room to rise. The Treasury shows no signs of slowing its debt auctions, which continue to push prices lower and yields higher. In order to protect against further yield increases, we currently plan to maintain the shorter-than-benchmark durations of our bond funds. We will also look for opportunities to add attractively priced securities to our portfolios when we believe we are being compensated for their relative credit risk.

We feel the outlook is particularly encouraging on a number of fronts for municipal bonds. For one, demographics are favorable since baby boomers are beginning to enter their retirement years and will need the type of reliable income that municipal bonds can provide. Also, the value of tax-exempt bonds should rise if federal tax rates increase.

Visit www.calvert.com to find economic and market commentary from Calvert's investment professionals.

Sincerely,

Catherine Roy
Senior Vice President and Chief Investment Officer, Fixed Income,
Calvert Asset Management Company
July 2009

1. Source: Bureau of Labor Statistics

2. Source for consensus forecasts: Wall Street Journal Survey of Economic Forecasters.

3. Source: Bond Buyer index of yields on 20 municipal general obligations.

4. Source for Treasury yields: Federal H.15 report.

Investment Allocation	(% of Total Investments)
U.S. Government Agencies and Instrumentalities	67.9%

Variable Rate Demand Notes	31.0%

U.S. Treasury	1.1%
Total	100%

7-day simple/effective yield as of 6.30.09
Class O	0.01%/0.01%
Class B	0.01%/0.01%
Class C	0.01%/0.01%

Portfolio statistics
weighted average maturity
6.30.09	65 days
12.31.08	56 days

class o Average Annual total return as of 6.30.09
1 year	1.27%
5 year	2.86%
10 year	2.76%

class b Average Annual total return as of 6.30.09
1 year	0.51%
5 year	1.71%
10 year	1.67%

class c Average Annual total return as of 6.30.09
1 year	0.49%
5 year	1.70%
10 year	1.68%

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share it is possible to lose money by investing in the portfolio. Past performance is not a guarantee of future results.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, (including sales charges on Class B and C redemptions); and (2) ongoing costs, including management fees; distribution (12b-1) fees on Class B and C shares; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2009 to June 30, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Fund charges a monthly low balance account fee of $3 to those shareholders whose account balance is less than $1,000. If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges on Class B and C shares. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/09	Ending Account Value 6/30/09	Expenses Paid During Period* 1/1/09 - 6/30/09
_____________________________________________________________________
Class O
Actual	$1,000.00	$1,001.30	$3.58
Hypothetical	$1,000.00	$1,021.22	$3.61
(5% return per year before expenses)

Class B
Actual	$1,000.00	$1,000.10	$4.54
Hypothetical	$1,000.00	$1,020.26	$4.58
(5% return per year before expenses)

Class C
Actual	$1,000.00	$1,000.10	$4.75
Hypothetical	$1,000.00	$1,020.04	$4.80
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.72%, 0.92% and 0.96% for Class O, Class B, and Class C, respectively, multiplied by the average account value over the period, multiplied by 181/365.

STATEMENT OF NET ASSETS
JUNE 30, 2009

	PRINCIPAL
VARIABLE RATE DEMAND NOTES - 30.8%	AMOUNT	VALUE
Nevada State Housing Division Revenue, 0.43%, 4/15/39,
LOC: Fannie Mae (r)	$13,300,000	$13,300,000
New York City New York Housing Development Corp. MFH
Revenue:
0.45%, 6/15/34, LOC: Fannie Mae (r)	4,350,000	4,350,000
0.37%, 11/15/37, LOC: Fannie Mae (r)	4,800,000	4,800,000
New York State Housing Finance Agency Revenue:
0.35%, 5/15/33, LOC: Fannie Mae	11,200,000	11,200,000
0.37%, 5/15/33, LOC: Fannie Mae (r)	4,900,000	4,900,000
0.18%, 5/15/34, LOC: Fannie Mae (r)	10,800,000	10,800,000
0.24%, 5/15/37, LOC: Fannie Mae (r)	3,000,000	3,000,000
St. Louis Park Minnesota MFH Revenue, 0.33%, 8/1/34,
LOC: Freddie Mac (r)	6,192,000	6,192,000

Total Variable Rate Demand Notes (Cost $58,542,000)		58,542,000

U.S. GOVERNMENT AGENCIES
AND INSTRUMENTALITIES - 67.6%
Fannie Mae:
0.883%, 2/12/10 (r)	2,000,000	2,002,486
4.30%, 2/17/10	4,000,000	4,083,691
3.05%, 4/28/10	1,475,000	1,500,620
1.029%, 7/13/10 (r)	4,000,000	3,999,469
Fannie Mae Discount Notes:
12/10/09	2,000,000	1,993,250
3/1/10	2,000,000	1,988,423
Fannie Mae Interest Strip, 1/15/10	1,000,000	994,282
Federal Farm Credit Bank:
0.34%, 3/3/10 (r)	3,300,000	3,279,721
0.875%, 4/1/10	2,000,000	2,000,000
1.037%, 7/8/10 (r)	1,000,000	1,000,000
0.715%, 11/24/10 (r)	5,000,000	5,000,995
Federal Home Loan Bank:
0.228%, 8/10/09 (r)	2,000,000	2,000,000
0.245%, 8/21/09 (r)	7,100,000	7,099,676
0.248%, 8/27/09 (r)	2,500,000	2,499,380
0.268%, 9/4/09 (r)	2,000,000	2,000,000
0.259%, 9/14/09 (r)	1,000,000	999,880
0.258%, 9/18/09 (r)	1,000,000	999,346
U.S. GOVERNMENT AGENCIES	Principal
AND INSTRUMENTALITIES - Cont'd	Amount	Value
Federal Home Loan Bank (Cont'd):
0.40%, 9/18/09 (r)	$1,000,000	$1,000,000
1.064%, 10/13/09 (r)	1,000,000	1,000,121
0.449%, 12/7/09 (r)	1,000,000	999,371
5.00%, 12/11/09	1,000,000	1,017,585
0.449%, 12/15/09 (r)	1,500,000	1,498,705
0.57%, 12/21/09	2,400,000	2,400,000
0.248%, 1/8/10 (r)	1,000,000	999,642
0.839%, 1/13/10 (r)	5,000,000	4,999,594
3.75%, 1/29/10	1,180,000	1,199,901
0.67%, 2/4/10 (r)	5,000,000	5,000,000
1.00%, 2/5/10	1,000,000	1,000,000
0.886%, 2/10/10 (r)	1,000,000	1,000,265
1.00%, 2/18/10	500,000	499,805
0.791%, 2/19/10 (r)	5,000,000	4,998,375
0.81%, 2/19/10 (r)	2,000,000	2,000,000
1.05%, 2/23/10	2,000,000	1,998,675
1.00%, 2/26/10	1,000,000	1,000,000
0.494%, 3/26/10 (r)	1,750,000	1,747,871
0.875%, 4/15/10	2,000,000	1,999,840
0.65%, 6/10/10	1,000,000	999,052
0.56%, 6/11/10	1,495,000	1,494,467
0.60%, 6/21/10	1,800,000	1,799,878
0.56%, 6/22/10	1,000,000	999,343
Federal Home Loan Bank Discount Notes:
7/31/09	100,000	99,946
8/21/09	1,500,000	1,494,142
9/3/09	1,000,000	994,933
9/30/09	775,000	771,647
11/17/09	500,000	495,753
12/14/09	100,000	99,631
12/16/09	1,000,000	996,267
1/4/10	100,000	99,558
1/12/10	1,000,000	995,938
Freddie Mac:
0.98%, 8/4/09	1,000,000	1,000,000
0.288%, 9/18/09 (r)	2,000,000	2,000,130
0.293%, 9/18/09 (r)	1,000,000	999,743
0.295%, 9/21/09 (r)	2,000,000	1,999,724
0.295%, 9/21/09 (r)	2,000,000	1,999,768
U.S. GOVERNMENT AGENCIES	Principal
AND INSTRUMENTALITIES - Cont'd	Amount	Value
Freddie Mac (Cont'd):
0.246%, 10/19/09 (r)	$3,000,000	$2,998,665
4.75%, 11/3/09	1,000,000	1,007,401
0.219%, 12/7/09 (r)	300,000	299,408
0.219%, 12/7/09 (r)	1,200,000	1,199,604
4.00%, 12/15/09	1,000,000	1,012,871
1.25%, 3/18/10	1,000,000	1,000,000
2.875%, 4/30/10	1,354,000	1,375,647
Freddie Mac Discount Notes:
11/9/09	1,000,000	993,086
12/7/09	1,000,000	996,025
2/4/10	1,000,000	993,944
Overseas Private Investment Corp. VRDN:
0.25%, 11/15/13, GA: U.S. Government (r)	8,372,094	8,372,094
0.25%, 5/15/21, GA: U.S. Government (r)	9,000,000	9,000,000

Total U.S. Government Agencies and Instrumentalities
(Cost $128,389,634)		128,389,634

U.S. TREASURY - 1.1%
United States Treasury Notes, 2.875%, 6/30/10	2,000,000	2,044,530

Total U.S. Treasury (Cost $2,044,530)		2,044,530

TOTAL INVESTMENTS (Cost $188,976,164) - 99.5%		188,976,164
Other assets and liabilities, net - 0.5%		840,212
NET ASSETS - 100%		$189,816,376

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class O: 182,451,126 shares outstanding		$182,447,925
Class B: 3,639,909 shares outstanding		3,639,812
Class C: 3,714,935 shares outstanding		3,714,831
Undistributed net investment income		13,966
Accumulated net realized gain (loss) on investments		(158)
Net Assets		$189,816,376

Net asset value per share
Class O: (based on net assets of $182,461,808)		$1.00
Class B: (based on net assets of $3,639,875)		$1.00
Class C: (based on net assets of $3,714,693)		$1.00

(r)   The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:
GA: Guaranty Agreement
LOC: Letter of Credit
MFH: Multi Family Housing
VRDN: Variable Rate Demand Note

See notes to financial statements.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2009

Net Investment Income
Investment Income:
Interest income	$1,022,019

Expenses:
Investment advisory fee	267,011
Transfer agency fees and expenses	128,073
Distribution plan expenses:
Class B	19,734
Class C	22,454
Trustees' fees and expenses	6,038
Accounting fees	17,134
Administrative fees:
Class O	256,464
Class B	4,934
Class C	5,613
Custodian fees	26,613
Registration fees	21,960
Reports to shareholders	19,802
Professional fees	11,191
Miscellaneous	34,406
Total expenses	841,427
Reimbursement from Advisor:
Class O	(7,321)
Class B	(25,015)
Class C	(26,057)
Fees paid indirectly	(3,741)
Net expenses	779,293

Net Investment Income	242,726

Realized Gain (Loss)
Net realized gain (loss) on investments	(158)

Increase (Decrease) in Net Assets
Resulting from Operations	$242,568

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2009	Year ended December 31, 2008
Operations:
Net investment income	$242,726	$4,387,388
Net realized gain (loss)	(158)	35,369

Increase (Decrease) in Net Assets
Resulting from Operations	242, 568	4,422,757

Distributions to shareholders from
Net investment income:
Class O shares	(267,728)	(4,328,099)
Class B shares	(832)	(28,295)
Class C shares	(433)	(28,960)
Total distributions	(268,993)	(4,385,354)

Capital share transactions:
Shares sold:
Class O shares	96,364,970	150,087,850
Class B shares	1,041,136	4,166,288
Class C shares	1,194,342	6,129,207
Reinvestment of distributions:
Class O shares	258,300	4,324,640
Class B shares	241	26,135
Class C shares	287	25,372
Shares redeemed:
Class O shares	(120,105,579)	(122,313,323)
Class B shares	(1,300,760)	(2,336,165)
Class C shares	(2,511,184)	(3,064,676)
Total capital share transactions	(25,058,247)	37,045,328

Total Increase (Decrease) in Net Assets	(25,084,672)	37,082,731

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2009	Year ended December 31, 2008

Net Assets
Beginning of period	$214,901,048	$177,818,317
End of period (including undistributed
net investment income of $13,966 and
$40,233, respectively)	$189,816,376	$214,901,048

Capital Share Activity
Shares sold:
Class O shares	96,364,970	150,087,795
Class B shares	1,041,136	4,166,288
Class C shares	1,194,342	6,129,207
Reinvestment of distributions:
Class O shares	258,300	4,324,640
Class B shares	241	26,135
Class C shares	286	25,373
Shares redeemed:
Class O shares	(120,105,579)	(122,313,324)
Class B shares	(1,300,760)	(2,336,165)
Class C shares	(2,511,184)	(3,064,676)
Total capital share activity	(25,058,248)	37,045,273

See notes to financial statements.

Notes To Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert First Government Money Market Fund (the "Fund"), the only series of First Variable Rate Fund for Government Income, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers three classes of shares of beneficial interest. Class O shares are sold to the public, with no front-end sales charge at the time of purchase and no back-end load when they are redeemed. Class B shares may be purchased only by exchange from Class B shares of other Calvert Group Funds. Class B shares are sold without a front-end sales charge at the time of purchase, but may be subject to a deferred sales charge upon redemption of the Fund in which the Class B shares were originally purchased. Class C shares may be purchased only by exchange from Class C shares of another Calvert Group Fund. Class C shares are sold without a front-end sales charge at the time of purchase. They may be subject to a deferred sales charge if they are redeemed within one year after purchase of the Class C shares in the original Fund. Class B and C shares have higher expenses than Class O shares, including Distribution Plan expenses. Class O shares are not subject to a Distribution Plan.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Securities are valued at amortized cost which approximates fair value in accordance with Rule 2a-7 of the Investment Company Act of 1940.

Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund's investments and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of June 30, 2009:

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Government Obligations	--	$130,434,164	--	$130,434,164
Variable Rate Demand Notes	--	58,542,000	--	58,542,000
TOTAL	--	$188,976,164	--	$188,976,164

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodians' fees may be paid indirectly by credits earned on the Fund's cash on deposit with the banks. These credits are used to reduce the Fund's expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements or in any of the open tax years; thus, no provision for income tax is required. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Treasury's Guarantee Plan For Money Market Funds: The Fund had elected to participate in the U.S. Department of the Treasury's Guarantee Program for Money Market Funds (the "Program"). The Program was made available on September 29, 2008 and protected shareholders of record on September 19, 2008 from losses if the Fund was unable to maintain a $1.00 net asset value. Covered shareholders would receive $1.00 per share upon liquidation of the Fund, subject to adjustment and the overall amount available to all money market funds participating in the Program. The Fund beared the expense of its participation in the Program. For the initial three months of the Program, the participation fee was 0.01% of the Fund's net assets as of September 19, 2008 (accordingly, the Fund's gross expenses will increase by this amount). Given that asset levels may vary, the yield impact of these fees may vary over time. The Program was initially scheduled to terminate on December 18, 2008, but had been extended by the Treasury Department through April 30, 2009. For the extension of the Program (through April 30, 2009), the Fund made an extension payment of 0.015% of the Fund's net assets as of September 19, 2008. The Fund opted not to extend the Program beyond April 30, 2009.

New Accounting Pronouncements:

In April 2009, the FASB issued FASB Staff Position No. FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure are to be expanded for each major category of equity and debt securities. There was no change to the financial position of the Portfolio and the results of its operations due to the adoption of FSP 157-4 and all disclosures have been made for the current period as part of the Notes to Financial Statements and Statement of Net Assets.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .25% on the first $500 million, .225% on the next $400 million, .20% on the next $400 million, .175% on the next $700 million and .15% on the excess of $2 billion. Under the terms of the agreement, $39,907 was payable at period end. In addition $10,800 was payable at period end for operating expenses paid by Advisor during June 2009.

The Advisor has agreed to limit net annual Fund operating expenses through April 30, 2010. The contractual expense cap is 2.00% for Class B and Class C. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The Advisor voluntarily reimbursed expenses of $7,321, $21,408, and $23,379 during the six months ended June 30, 2009 for Class O, B, and C shares, respectively.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee. Class O, Class B and Class C pay an annual rate of .25%, based on their average daily net assets. Under the terms of the agreement, $39,907 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class B and C shares, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed 1.00% annually of average daily net assets of Class B and Class C. Under the terms of the agreement, $6,180 was payable at period end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $61,930 for the six months ended June 30, 2009. Under terms of the agreement, $10,104 was payable at period end. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 plus $1,500 for each Board and Committee meeting attended. Trustee fees are allocated to each of the funds served.

Note C -- Investment Activity

The cost of investments owned at June 30, 2009 for federal income tax purposes was $188,976,164.

The Fund may sell or purchase securities from other Funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended June 30, 2009, purchases and sales transactions were $71,812,000 and $71,560,000, respectively.

Note D -- Line of Credit

A financing agreement is in place with certain Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at June 30, 2009. For the six months ended June 30, 2009, borrowing information by the Fund under the Agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$152,589	0.76%	$5,683,368	February 2009

Financial Highlights
	Periods Ended
	June 30,	December 31,	December 31,
Class O Shares	2009	2008	2007
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.001	.024	.044
Distributions from
Net investment income	(.001)	(.024)	(.044)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.13%	2.42%	4.50%
Ratios to average net assets: A
Net investment income	.24% (a)	2.39%	4.39%
Total expenses	.73% (a)	.72%	.74%
Expenses before offsets	.72% (a)	.72%	.74%
Net expenses	.72% (a)	.71%	.71%
Net assets, ending (in thousands)	$182,462	$205,970	$173,834

	Years Ended
	December 31,	December 31,	December 31,
Class O Shares	2006	2005	2004
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.042	.025	.007

Distributions from
Net investment income	(.042)	(.025)	(.007)
Net asset value, ending	$1.00	$1.00	$1.00
Total return*	4.33%	2.50%	.66%#
Ratios to average net assets: A
Net investment income	4.24%	2.46%	.65%
Total expenses	.73%	.76%	.78%
Expenses before offsets	.73%	.76%	.77%
Net expenses	.71%	.75%	.77%
Net assets, ending (in thousands)	$172,003	$165,619	$178,215

See notes to financial highlights.

Financial Highlights

	Periods Ended
	June 30,	December 31,	December 31,
Class B Shares	2009	2008	2007
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	**	.011	.031
Distributions from
Net investment income	**	(.011)	(.031)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.01%	1.13%	3.17%
Ratios to average net assets: A
Net investment income	.03% (a)	1.08%	3.08%
Total expenses	2.19% (a)	2.25%	2.47%
Expenses before offsets	.92% (a)	2.01%	2.02%
Net expenses	.92% (a)	1.99%	2.00%
Net assets, ending (in thousands)	$3,640	$3,899	$2,043

	Years Ended
	December 31,	December 31,	December 31,
Class B Shares	2006	2005	2004
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.029	.012	**
Distributions from
Net investment income	(.029)	(.012)	**
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	2.99%	1.25%	.03%
Ratios to average net assets: A
Net investment income	2.95%	1.15%	.03%
Total expenses	2.51%	2.45%	2.30%
Expenses before offsets	2.02%	2.01%	1.42%
Net expenses	2.00%	2.00%	1.41%
Net assets, ending (in thousands)	$1,782	$2,048	$2,862

See notes to financial highlights.

Financial Highlights

	Periods Ended
	June 30,	December 31,	December 31,
Class C Shares	2009	2008	2007
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	**	.011	.031
Distributions from
Net investment income	**	(.011)	(.031)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.01%	1.10%	3.17%
Ratios to average net assets: A
Net investment income	.01% (a)	1.04%	3.08%
Total expenses	2.12% (a)	2.21%	2.58%
Expenses before offsets	.96% (a)	2.01%	2.02%
Net expenses	.96% (a)	1.99%	2.00%
Net assets, ending (in thousands)	$3,715	$5,031	$1,941

	Years Ended
	December 31,	December 31,	December 31,
Class C Shares	2006	2005	2004
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.029	.012	**
Distributions from
Net investment income	(.029)	(.012)	**
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	2.98%	1.24%	.03%
Ratios to average net assets: A
Net investment income (loss)	2.92%	1.20%	.03%
Total expenses	2.83%	2.74%	2.70%
Expenses before offsets	2.02%	2.01%	1.43%
Net expenses	2.00%	2.00%	1.43%
Net assets, ending (in thousands)	$1,022	$1,320	$1,506

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

# On December 31, 2004, the Advisor voluntarily contributed $291,890 to the Fund's Class O shares to offset some embedded capital losses in the Fund's NAV, which are not deductible for tax purposes. This transaction was deemed a "payment by affiliate." This payment by affiliate is not available for distribution and therefore does not affect total return.

* Total return is not annualized for periods less than one year.

** Net investment income and distributions were less than $.001 per share.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network

(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert First Government Money Market Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Calvert's
Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
Tax-Free Bond Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
Short-Term Government Fund
High-Yield Bond Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Large Cap Value Fund
Calvert Social Index Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Small Cap Value Fund
Mid Cap Value Fund
Global Alternative Energy Fund
Global Water Fund
International Opportunities Fund

Balanced and Asset
Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

Item 2. Code of Ethics.

Not applicable

Item 3. Audit Committee Financial Expert.

Not applicable

Item 4. Principal Accountant Fees and Services.

Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

  This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.
  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST VARIABLE RATE FUND FOR GOVERNMENT INCOME

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer
Date:	August 31, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer
Date: August 31, 2009

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer
Date: August 31, 2009